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                                  EXHIBIT 23(a)







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                                  EXHIBIT 23(a)

                        CONSENT OF REHMANN, ROBSON, P.C.



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Stockholder Dividend Reinvestment Plan and Employee Stock Purchase Plan of IBT Bancorp, Inc., of our report dated January 23, 1998 relating to our audits of the consolidated financial statements of IBT Bancorp, Inc. for the years ended December 31, 1997 and 1996.



                                               /s/ REHMANN ROBSON, P.C.


Saginaw, Michigan
May 18, 1998